Exhibit 10.24.3
EXECUTION VERSION

CERTAIN INFORMATION, IDENTIFIED BY, AND REPLACED WITH, A MARK OF “[*]” HAS BEEN EXCLUDED FROM THIS DOCUMENT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) IS THE TYPE THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.

THIRD AMENDMENT TO
MASTER REPURCHASE AGREEMENT
THIS THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of November 8, 2023 (this “Amendment”), is entered into by and among FINANCE OF AMERICA REVERSE LLC, a Delaware limited liability company (together with its permitted successors and assigns, the “Seller”) and NATIONAL FOUNDERS LP, as buyer (together with its permitted successors and assigns, the “Buyer”).
RECITALS:
WHEREAS, the Seller and the Buyer are parties to that certain Master Repurchase Agreement, dated as of February 28, 2023 (as amended by that certain First Amendment to Master Repurchase Agreement, dated as of March 15, 2023, as amended by that certain Second Amendment to Master Repurchase Agreement, dated as of April 26, 2023, as further amended hereby, and as may be further amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Repurchase Agreement”);
WHEREAS, the Seller has requested that the Buyer amend certain provisions of the Repurchase Agreement as set forth herein, and subject to the terms and conditions hereof, the Buyer is willing to do so; and
NOW, THEREFORE, in consideration of the amendments, agreements and other provisions herein contained and of certain other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
AGREEMENTS:
1)Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Repurchase Agreement.
2)Amendments to Repurchase Agreement.
(a)    The definitions of “Issuer” and “Transfer Agreement”, each as set forth in Section 2 of the Repurchase Agreement, are hereby amended and restated in their entirety to read as follows:
“Issuer” means, with respect to any MBS Notes, the related entity that issued such MBS Notes, as set forth on Schedule 10.
“Transfer Agreement” shall mean, with respect to any MBS Notes, the related transfer agreements set forth on Schedule 10.
(b)    Schedule 4 to the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 4 attached hereto.
(c)    Schedule 10 to the Repurchase Agreement is hereby amended and restated in its entirety to read as set forth on Schedule 10 attached hereto.
3)No Other Amendments. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided above, operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, Pricing Letter or any of the other Program Documents, nor constitute a waiver of any provision of the Repurchase Agreement, Pricing Letter or any of the other Program

Documents. Except for the amendments set forth above, the text of the Repurchase Agreement, Pricing Letter and all other Program Documents shall remain unchanged and in full force and effect and the Seller hereby ratifies and confirms its obligations thereunder. Except as expressly provided herein, this Amendment shall not constitute a modification of the Repurchase Agreement or Pricing Letter or a course of dealing with the Buyer at variance with the Repurchase Agreement or Pricing Letter such as to require further notice by the Buyer to require strict compliance with the terms of the Repurchase Agreement, Pricing Letter and the other Program Documents in the future. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection or continuity of the Buyer’s security interests in, security titles to, or other Liens on, any Collateral for the Obligations.
4)Conditions on Effectiveness. This Amendment shall become effective as of the date hereof when, and only when, the Buyer has received a counterpart of this Amendment duly executed by the Seller.
5)Representations and Warranties. To induce the Buyer to enter into this Amendment, the Seller hereby represents and warrants to the Buyer:
a)    The Seller has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment in accordance with its terms. This Amendment has been duly executed and delivered by the duly authorized officers of the Seller;
b)    The execution, delivery and performance by the Seller of this Amendment (i) do not require any consent or approval of, registration or filing with, or any action by, any Governmental Authority, except those as have been obtained or made and are in full force and effect, (ii) will not materially violate any requirements of applicable law applicable to the Seller or any judgment, order or ruling of any Governmental Authority, and (iii) will not violate or result in a material default under any indenture, material agreement or other material instrument binding on the Seller or any of its assets;
c)    This Amendment has been duly executed and delivered for the benefit of or on behalf of the Seller and constitutes a legal, valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws affecting creditors' rights and remedies in general;
d)    The representations and warranties contained in the Repurchase Agreement and other Program Documents are true and correct in all material respects on and as of the date hereof with the same effect as if made on and as of such date, except for any representation and warranty that expressly relates to an earlier date, which representation and warranty shall remain true and correct as of such earlier date; provided, that any representation or warranty that is qualified by materiality or by reference to Material Adverse Effect shall be true and correct in all respects on and as of the date of this Amendment; and
e)     Before and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
6)Acknowledgment of Security Interest. The Seller hereby acknowledges that, as of the date hereof, the security interests and liens granted to the Buyer under the Repurchase Agreement and the other Program Documents are in full force and effect and are enforceable in accordance with the terms of the Repurchase Agreement and the other Program Documents.

7)Costs, Expenses and Taxes. The Seller agrees to pay all reasonable costs and expenses of the Buyer incurred in connection with the preparation, negotiation, execution and delivery of this Amendment.
8)Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns.
9)No Novation, Effect of Agreement.  Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller under or in connection with the Repurchase Agreement or any of the other documents executed in connection therewith to which Seller is a party.   It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Seller under the Repurchase Agreement are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any such Program Document shall be deemed to also reference this Amendment.
10)Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PROVISIONS EXCEPT SECTIONS 5-1401 AND 5-1402 OF NEW YORK GENERAL OBLIGATIONS LAW, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
11)Submission to Jurisdiction. Each party irrevocably and unconditionally (i) submits to the exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent it may effectively do so, any defense of an inconvenient forum to the maintenance of such action or proceeding in any such court and any right of jurisdiction on account of its place of residence or domicile. The parties hereby irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 11 shall affect the right of the Buyer to serve legal process in any other manner permitted by law or affect the right of the Buyer to bring any action or proceeding against the Seller or its property in the courts of other jurisdictions.
12)WAIVER OF JURY TRIAL. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
13)Program Document. This Amendment shall be deemed to be a Program Document for all purposes.
14)Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall may include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
[Signature Page Follows]

IN WITNESS WHEREOF, Seller and Buyer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the date first above written.
NATIONAL FOUNDERS LP,
as Buyer
By:    ___/s/ Brett M. Samsky_________________
Name: Brett M. Samsky
Title: CEO
FINANCE OF AMERICA REVERSE LLC, as Seller
By: /s/ Robert Conway
Name: Robert Conway
Title: Treasurer

Signature Page to Third Amendment to MRA (National Founders/Finance of America Reverse)

SCHEDULE 4
PURCHASED ASSET SCHEDULE
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    Sch. 4-1

SCHEDULE 10

MBS NOTES SCHEDULE

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